Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED OR OMITTED.

Amendment No. 2 To Asset Purchase Agreement

This Amendment No. 2 is dated _______2026 (“Amendment No. 2”), and amends that certain Asset Purchase Agreement dated March 26, 2025 (“Agreement”), as amended on April 15, 2026 (“Amendment No. 1” together with the Agreement, the “Amended Agreement”), entered into by and among Titan Crest, LLC, a Delaware limited liability company, with its principal office located at 9 E. Loockerman Street, Suite 311, Dover, Delaware 19901 (“Titan Crest” or “Seller”), [***], a corporation organized under the laws of Canada (“[***]”), and AmpliTech Group, Inc., an Nevada corporation (“Buyer”). Each Seller, [***] and Buyer are referred to herein, individually, as a “Party” and, collectively, the “Parties.”

RECITALS

WHEREAS pursuant to the Agreement, Seller sold, assigned, transferred, conveyed and delivered to Buyer, and Buyer purchased from Seller, all of Seller’s right, title and interest in the [***] Assets as defined in the Agreement for the aggregate purchase price of $8,000,000;

WHEREAS pursuant to the Agreement, [***] made certain representations and undertakings as set forth in Section 1.06 and Articles II, IV and V thereof;

WHEREAS pursuant to Amendment No. 1, the Parties amended Sections 1.01, 1.04 and 1.05 to clarify the [***] Assets being sold by the Seller and purchased by the Buyer, the definition of Excluded Assets, and Purchase Price pursuant to the Agreement;

WHEREAS Seller and [***] have been substantially delinquent in their ability to timely deliver product to Buyer which has caused Buyer substantial delays in developing its products and have yet to deliver documentation/drawing packages for the [***] technology;

WHEREAS Seller no longer wishes to be subject to the rights and obligations under the Amended Agreement and wishes [***] to assume such rights and obligations; and

WHEREAS Buyer is willing to release Seller from any further obligation and liabilities under the Amended Agreement subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

AGREEMENT

1. Definitions. Terms not defined herein shall have the meaning ascribed to them in the Amended Agreement.

2. Amendment to the Amended Agreement.

A. Section 1.05 of the Amended Agreement is replaced in its entirety as follows:

Section 1.05 Purchase Price. Buyer intends to acquire the Purchased Assets free and clear of all liens and encumbrances of any kind or nature for a total consideration of Seven Million United States Dollars ($7,000,000) (“Purchase Price”) to the Seller to be paid as follows:

(a) Cash Payment

(i) A first cash payment of Three Million Five Hundred Thousand U.S. Dollars (US$3,500,000) (the “Closing Payment”) which shall be contingent on the following conditions:

1. Assignment or new issuance of a Twenty Million Four Hundred Eighty-Four Thousand Two Hundred Sixty-Six Canadian Dollars (CAD 20,484,266) purchase order from [***] for fiscal year 2025 delivery to the Buyer, provided however, that deliveries already made by [***] and paid by [***] will not convey to Buyer before the Closing Date. Final purchase order amount for orders will be dependent upon Buyer’s direct discussion and agreement with [***]; and

2. Receipt of correspondence from [***] to Buyer, as determined by Buyer in its sole but reasonable discretion, indicating [***] intention to issue purchase orders in the amount of Fifty Seven Million Thirty Seven Thousand Three Hundred Ninety Eight and Eighty One Cents Canadian Dollars (CAD 57,037,398.81) (including the initial purchase order indicated in Section 1.05(a)(i)1 above. These purchase orders are to be spread over three (3) years for [***] to the Buyer. The purchase orders shall include Four Million Canadian Dollars (CAD 4,000,000) for non-recurring engineering (NRE) related to the development of [***], with such payment allocated in accordance with Appendix A attached hereto.

Seller acknowledges receipt of the payment of US$3,500,000 from Buyer as of the date of this Amendment No. 2.

(ii) A second cash payment of One Million U.S. Dollars (US$1,000,000) to be paid on December 5, 2025, contingent on the transfer of fully developed design package for [***] technology (the “Transfer”) as contemplated by the [***] IP Transfer Agreement and [***] acknowledgment that the documentation/drawing package is suitable for full production purposes. If the Transfer does not occur by October 31, 2025, this milestone payment will be postponed by the same number of days equal to the difference between October 31, 2025, and the day Transfer occurs.

(b) Payment in Common Stock. A total of Two Million Five Hundred Thousand U.S. Dollars (US$2,500,000) to be paid in the form of restricted common stock of Buyer upon achievement of the following milestones:

(i) First payment of One Million Five Hundred Thousand U.S. Dollars (US$1,500,000) in the form of Buyer’s restricted common stock based on the Volume Weighted Average Price of Buyer’s common stock over the preceding thirty (30) trading days from the date the milestone set forth in Section 1.05(a)(i) is achieved.

Seller acknowledges receipt of the payment of US$1,500,000 in the form of common stock of Buyer as of the date of this Amendment No. 2.

(ii) Second payment of One Million U.S. Dollars (US$1,000,000) in the form of Buyer’s restricted common stock based on the Volume Weighted Average Price of Buyer’s common stock over the preceding thirty (30) trading days from the date of the Transfer.

B. Removal of certain Seller Covenants under Article IV of the Amended Agreement.

Seller is removed from the Covenants set forth in Article IV of the Amended Agreement except for Sections 4.01, 4.02 and 4.03.

C. Removal of Seller Indemnification under Article V of the Amended Agreement and Assumption of Indemnification of Seller by [***].

Seller is removed from Article V except for Section 5.01 and [***] assumes all of Seller’s obligation under Article V.

D. Removal of Seller from Article VI and Assumption of provisions by [***].

Seller is removed from Article VI and [***] assumes Seller’s obligations under Article VI. For clarity, [***] confirms its obligations under Article VI, including, but not limited to, consenting to the jurisdiction of and venue of federal court in Suffolk County or state court in Hauppauge New York.

E. No Waiver of Rights

Except as specifically stated in this Amendment No. 2, Buyer is not waiving any rights it may have against [***] or Seller prior to the date of this Amendment No. 2.

F. This Amendment No. 2 may be executed in counterparts, including electronic signature under the Federal Electronic Signatures in Global and National Commerce Act, each of which shall be deemed original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment No. 2 delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized.

TITAN CREST LLC, a Delaware limited liability company

By:
Name:
Dated:

[***], a Canadian corporation

By:
Name:
Dated:

For Notice

Canada

AMPLITECH GROUP, INC., a Nevada corporation

By:
Name:
Dated: